STONEBRIDGE FUNDS TRUST

Stonebridge Growth Fund

Stonebridge Aggressive Growth Fund

SUPPLEMENT DATED OCTOBER 22, 2002,
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2002

This supplement provides new information beyond that contained in the Prospectus and the Statement of Additional Information (“SAI”), and should be read in conjunction with such Prospectus and SAI.

Effective October 21, 2002, ALPS Distributors, Inc., the Funds’ distributor, and ALPS Mutual Funds Services, Inc., the Funds’ administrator, relocated to a new office building.  Their new address is 1625 Broadway, Suite 2200, Denver, Colorado 80202.  The telephone number, 800.639.3935, to obtain information about the Funds, is the same.

The following addresses used by shareholders to mail applications, payments, and correspondence to the Funds has not changed:

Stonebridge Funds

P.O. Box 219247

Kansas City, MO 64121-9247

(REGULAR MAIL)

Stonebridge Funds

330 West 9th Street

Kansas City, MO 64105

(EXPRESS MAIL)

Effective November 1, 2002, Stonebridge Capital Management, the Funds’ Investment Adviser, has contractually agreed to waive the advisory fees it is entitled to receive from the Aggressive Growth and Growth Funds to 0.50% and 0.50%, respectively, of each Fund’s average net assets for the fiscal year ending October 31, 2003.

Also effective November 1, 2002, and ending October 31, 2003, ALPS Mutual Funds Services, Inc. reduced the minimum monthly administration fees that it is entitled to receive from the Aggressive Growth and Growth Funds to $4,500 and $4,500, respectively.